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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 20, 2004

                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in this charter)


               Delaware                  0-9922                 04-2608713
     (State or other jurisdiction     (Commission              (IRS Employer
           of incorporation)         File Number)           Identification No.)


           1620 - 400 Burrard Street, Vancouver, B.C., Canada V6C 3A6
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's Telephone Number, including area code: (604) 408-8538




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 20, 2004, the board of directors of Equidyne Corporation voted to expand the board to five (5) members. The following individuals were appointed as new directors, to serve until their successors have been duly appointed or elected and seated, or until otherwise removed.

         Lewis Cheung
         Jelena Djordjevic-Lausevic
         Mirjana Lausevic-Zdravkovic

         On April 20, 2004, Michael Smith resigned from the board of directors. There were no disagreements with Mr. Smith. Mr. Smith's resignation is effective immediately. The board of directors has no immediate plans to fill the vacancy.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2004

                                                 Equidyne Corporation


                                                 By: /s/ John M. Musacchio
                                                     ----------------------
                                                 Name:   John M. Musacchio
                                                 Title:  Corporate Secretary